EQ ADVISORS TRUSTSM

AXA/Legg Mason Strategic Allocation Portfolio – Class IB Shares

SUPPLEMENT DATED JUNE 10, 2016 TO THE SUMMARY PROSPECTUS DATED MAY 1, 2016

This Supplement updates certain information contained in the Summary Prospectus of the AXA/Legg Mason Strategic Allocation Portfolio, a series of EQ Advisors Trust (“Trust”), dated May 1, 2016. You should read this Supplement in conjunction with the Summary Prospectus and retain it for future reference. You may obtain an additional copy of the Summary Prospectus, or a copy of the Prospectus and Statement of Additional Information, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download a copy of these documents at the Trust’s website at www.axa-equitablefunds.com.

The purpose of this Supplement is to provide you with information regarding changes to the portfolio managers for the AXA/Legg Mason Strategic Allocation Portfolio (“Portfolio”).

Information Regarding

AXA/Legg Mason Strategic Allocation Portfolio – Class IB

Effective June 14, 2016, the table in the section of the Summary Prospectus entitled “Who Manages the Portfolio—Sub-Adviser: QS Investors, LLC” is deleted in its entirety and replaced with the following information:

Name	Title	Date Began Managing the Portfolio
Adam Petryk	Head of Multi-Asset and Solutions, and Portfolio Manager of QS Investors	June 2016
Thomas Picciochi	Head of Multi-Asset Portfolio Management Implementation and Portfolio Manager of QS Investors	December 2015
Ellen Tesler	Portfolio Manager of QS Investors	December 2015